SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND
TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION

NUMBER

SHARES

Tri-County Financial Group, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

CUSIP 89546P 10 8

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $1.00 EACH OF THE COMMON STOCK OF

TRI-COUNTY FINANCIAL GROUP, INC.

transferable on the books of the Company in Person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the Bylaws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Executive Vice President

TRI-COUNTY FINANCIALGROUP INC
CORPORATE SEAL
DELAWARE

Chief Executive Officer
President

0000001

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(New York, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common
TTEE – trustee under Agreement dated ____________

UNIF GIFT MIN ACT– ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

____

____

____ Shares

of the common stock represented by this certificate and do hereby irrevocably constitutes and appoint ____

____,

Attorney, to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

DATED ____________________

NOTICE:The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED: